Exhibit 10.1

Amendment to Real Estate Sales Contract

As of April 25th, 2024, the contract entitled Real Estate Sales Contract between the following parties: by and between Safe and Green Development Corp., a Delaware corporation with an address at 100 Biscayne Boulevard, Suite 1201, Miami, Florida, 33132 (hereinafter collectively called “Seller”); and Pigmental, LLC, (hereinafter called “Purchaser”).

“Article 1 Subsection 1.2 Price” in the original contract will be amended to read as follows:

The Purchase Price for the Property shall be contingent upon the closing date chosen by the seller, with three separate dates provided for the Purchaser to meet. The terms of each of these dates, including the Purchase Price and the promissory note amount, are contingent upon which closing date the Purchaser ultimately meets, as prescribed in Article 1, Subsection 1.3.2 Payment Terms.

“Article 1 Subsection 1.3.2 Payment Terms” in the original contract will be amended to read as follows:

The Purchase Price is contingent upon the Purchaser’s ability to close on the property by the specified dates: April 30th, 2024, May 15th, or May 30th, respectively. The total Purchase Price and the associated promissory note issued by the Purchaser to Seller, secured by mortgage, will vary based on the Purchaser’s ability to close by each prescribed date. The terms and conditions of which are set forth in Exhibits B (the “Note”) and C (the “Mortgage”) hereto.

“Article 1 Subsection 1.3.3 (a)” in the original contract will be amended to read as follows:

If the Purchaser closes on the property by April 30th, 2024, the total Purchase Price for the Property shall be $1,290,000. The payment breakdown for the Purchase Price shall be as follows:(i) $899,000 shall be paid in cash at the time of Closing. (ii) The remaining balance of $390,000 shall be covered by a promissory note issued by the Purchaser to the Seller, the terms and conditions of which are set forth in Exhibits B (the “Note”) and C (the “Mortgage”) hereto.

“Article 1 Subsection 1.3.3 (b)” in the original contract will be amended to read as follows:

If the Purchaser closes on the property by May 15th, 2024, the total Purchase Price for the Property shall be $1,310,000. The payment breakdown for the Purchase Price shall be as follows: (i) $899,000 shall be paid in cash at the time of Closing. (ii) The remaining balance of $410,000 shall be covered by a promissory note issued by the Purchaser to the Seller, the terms and conditions of which are set forth in Exhibits B (the “Note”) and C (the “Mortgage”) hereto.

“Article 1 Subsection 1.3.3 (c)” in the original contract will be amended to read as follows:

If the Purchaser closes on the property by May 30th, 2024, the total Purchase Price for the Property shall be $1,375,000. The payment breakdown for the Purchase Price shall be as follows: (i) $899,000 shall be paid in cash at the time of Closing. (ii) The remaining balance of $475,000 shall be covered by a promissory note issued by the Purchaser to the Seller, the terms and conditions of which are set forth in Exhibits B (the “Note”) and C (the “Mortgage”) hereto.

“Article 6 Subsection 6.1 Closing Date” in the original contract will be amended to read as follows:

The closing (“Closing Dates”) of this transaction shall occur based on the Purchaser’s ability to meet the prescribed three Closing Dates mentioned in Article 1 Subsection 1.3.2, with April 30, 2024, May 15th, and May 30th being possible Closing Dates, TIME BEING OF THE ESSENCE. Upon the closing, possession of the Property shall be delivered to Purchaser in the condition required by this Agreement.

These changes are the only changes to the original contract. The entire remainder of the original contract remains in full force. This Amendment shall be effective once signed by both parties.

This Amendment shall be signed by the following:

Safe and Green Development Corporation

By:	/s/ Nicolai A. Brune	Date: 4/29/2024
Nicolai A. Brune
Chief Financial Officer

Pigmental, LLC

By:	/s/ Marina Martins	Date: 4/29/2024
Marina Martins
Manager